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                                                                   Rule 497(d)
                                                            File No. 333-38243

                          NUVEEN UNIT TRUST, SERIES 7
     NUVEEN-STANDARD & POOR'S QUALITY EQUITY PORTFOLIO, SERIES 4, NOVEMBER 1997
             Supplement to the Prospectus, Dated December 16, 1997

Notwithstanding anything to the contrary contained in the Prospectus, the first distribution to be made by the Trustee of any net income received with respect to the Securities in Nuveen-Standard & Poor's Quality Equity Portfolio, Series 4 will be made on or about December 31, 1997 to Unitholders of record on December 18, 1997.